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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                            DATE OF REPORT (DATE OF
                           EARLIEST EVENT REPORTED):
                                  MAY 7, 2002




                               HESKA CORPORATION

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                   000-2247                 77-0192527
     (STATE OR OTHER        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     JURISDICTION OF                                     IDENTIFICATION NO.)
     INCORPORATION OR
      ORGANIZATION)


                             1613 PROSPECT PARKWAY
                             FORT COLLINS, COLORADO
                                     80525

           (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                (970) 493-7272
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ITEM 5.        OTHER EVENTS.

     On May 7, 2002, Heska Corporation (the "Company") announced that Jason Napolitano has been appointed Chief Financial Officer, succeeding Ron Hendrick who has retired from the Company. The Company also announced the retirement of Jim Fuller, the Company's President and Chief Operating Officer.

     A copy of the press release, filed herewith as Exhibit 99, is incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               99 Press Release dated May 7, 2002.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HESKA CORPORATION
                                   a Delaware corporation

Dated:  May 7, 2002                By:  /s/ Robert B. Grieve
                                   Robert B. Grieve
                                   Chief Executive Officer
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                                  EXHIBIT INDEX



Exhibit Number                    Description
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     99         Press Release dated May 7, 2002.

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